UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/22/2008

MCG Capital Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-33377

Delaware	54-1889518
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1100 Wilson Boulevard, Suite 3000, Arlington, VA 22209
(Address of principal executive offices, including zip code)

(703) 247-7500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 22, 2008, MCG Capital Corporation (the "Company") appointed Stephen J. Bacica, 37, as Senior Vice President, Chief Accounting Officer and Principal Accounting Officer of the Company. Mr. Bacica served as Vice President, Accounting Policy, of Marriott International, Inc. from 2006 to 2008. Mr. Bacica also served as Senior Director, Accounting Policy, of Marriott International, Inc. from 2004 to 2006, and as Director, Accounting Policy, of Marriott International, Inc. from 2002 to 2004. Prior to his employment with Marriott International, Inc., Mr. Bacica was employed by Pricewaterhousecoopers LLP, where he served in the positions of Audit Manager, Senior Associate and Associate, and by the U.S. Securities and Exchange Commission, where he served in the positions of Senior Staff Accountant and Staff Accountant.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCG Capital Corporation

Date: May 27, 2008	By:	/s/ Michael R. McDonnell
Michael R. McDonnell
Chief Operating Officer and Chief Financial Officer